ZURICH YIELDWISE FUNDS
                           Zurich YieldWise Money Fund
                     Zurich YieldWise Government Money Fund
                      Zurich YieldWise Municipal Money Fund
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 25, 1998

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The following supplements the information in the section entitled "Investment
Manager" for the currently effective Statement of Additional Information of Zurich YieldWise Funds:

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Ave., Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, has custody of all securities and cash of the Money Fund. State Street, as custodian, has custody of all securities and cash of the Government Money Fund and the Muni Money Fund. IFTC and State Street attend to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Funds.





January 20, 1999
[Code]